EXHIBIT 99.3

MERGER VOTING AGREEMENT

        THIS MERGER VOTING AGREEMENT (the “Agreement”) is made and entered into as of this 28th day of April, 2006, by and among GoSolutions, Inc., a Florida corporation (the “Company”), and GoSolutions Equity, LLC and other GoSolutions stockholders, who together own at least 50.21% of the issued and outstanding capital stock of GoSolutions (the “Principal GoSolutions Stockholders”). The Company and the Principal GoSolutions Stockholders are individually each referred to herein as a “Party” and are collectively referred to herein as the “Parties.” The Company’s Board of Directors is referred to herein as the “Board.” Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement (as defined below).

WITNESSETH

        WHEREAS, the Company proposes to enter into an Agreement and Plan of Reorganization, dated on or about the date hereof (as the same may be amended from time to time, the “Merger Agreement”), which will provide, on the terms and subject to the conditions thereof, for the merger of the Company with and into a subsidiary of VillageEDOCS, Inc. (“VEDO”) and/or any of its affiliates (the “Merger”); and

        WHEREAS, as a condition precedent to Closing, VEDO has requested binding, written assurances from the Company that it will have sufficient votes to approve the Merger.

        NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

        1.    Agreement to Vote.   Each Principal GoSolutions Stockholder hereby agrees: (i) not to sell, transfer or otherwise dispose of their shares of GoSolutions capital stock, (ii) to vote in favor of the Merger, this Agreement and transactions provided for herein and against any alternative transaction, and (iii) prior to the Effective Time, to exercise any GoSolutions Stock Options and exercise conversion rights with respect to any GoSolutions Class A Preferred and GoSolutions Class B Preferred held by such Principal GoSolutions Stockholder.

        2.    Covenants of the Company.   The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the Parties hereto enjoy the benefits thereof. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of the outstanding voting securities held by the Parties hereto.

        3.    Grant of Proxy.   Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

        4.    Term.   This Agreement and the rights and obligations of the Company and each GoSolutions Principal Stockholder under this Agreement, shall terminate on March 31, 2006.

        5.    Specific Enforcement.   The Parties hereby declare that it is impossible to measure in money the damages which will accrue to a Party hereto by reason of failure to perform any of the obligations under this Agreement. The Parties therefore agree that the provisions of this Agreement may be specifically enforced by a court of competent jurisdiction. Accordingly, if any action shall be brought to enforce any provision in this Agreement, each Party hereto hereby waives the claim or defense therein that the plaintiff has an adequate remedy at law, and no Party hereto shall urge in any such action or proceeding the claim or defense that such remedy at law exists.

        The Parties hereto further acknowledge and agree that they will not directly or indirectly take any steps, except in the ordinary course of business, to circumvent the application of the terms and provisions set forth herein (i.e., dissipating assets to reduce value, dissolving the corporation to avoid application of this Agreement, etc.).

        6.    Arbitration.   All disputes, differences or questions arising between the Parties hereto touching construction, price, meaning or effect of any clause or thing herein contained, or the rights or liabilities of the Parties respectively, or their respective successors and assigns, shall be referred to arbitration between the Parties hereto, one (1) arbitrator to be appointed by one Party to the arbitration and one (1) to be chosen by the other Party to the arbitration and the arbitrators so chosen shall, choose an additional arbitrator, without unnecessary delay, and the decision in writing signed by any two (2) of them shall be final, binding on the Parties hereto and judgment thereon may be entered in any appropriate jurisdiction. If either adverse side shall refuse or neglect to appoint an arbitrator within ten (10) days after the other side shall have appointed an arbitrator and served written notice thereof upon the other requiring them to appoint an arbitrator, then the arbitrator so appointed by the first side shall have power to proceed to arbitrate and determine matters of disagreement as if he were an arbitrator appointed by both sides hereto for that purpose, and his award in writing signed by him shall be final, binding on the Parties hereto and judgment thereon may be entered in any appropriate jurisdiction. No one shall be nominated or act as an arbitrator who is in any way financially interested in this Agreement or the business affairs of either party. The general procedure followed for arbitration shall conform to the laws of the State of Florida. The arbitrators shall also determine the Parties’ liability for the expenses of such reference, attorneys’ fees and all other related costs.

        7.    Attorneys’ Fees.   Should any arbitration be commenced between the Parties hereto concerning the provisions of this Agreement or the rights and duties of any in relation thereto, the Party prevailing in such arbitration shall be entitled, in addition to such other relief as may be granted, to reasonable attorneys’ fees in such arbitration.

        8.    Notice.   Any notice or other communication which is required or permitted under this Agreement shall be in writing and shall be deemed to have been given, delivered, or made, as the case may be (notwithstanding lack of actual receipt by the addressee): (a) on the date sent if delivered personally or by cable, telecopy, telegram, telex, or facsimile (which is confirmed), (b) three (3) business days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or (c) one (1) business day after having been deposited with a nationally recognized overnight courier service (such as by way of example, but not limitation, U.S. Express Mail, Federal Express, or Airborne), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):8.

        If to the Company:

GoSolutions, Inc. 1901 Ulmerton Road, Suite 400 Clearwater, Florida 33762 Attn.: Frederick A. Burris

        If to any of the Principal GoSolutions Stockholders, to their addresses as last shown on the books of the Company.

        9.    Captions.   The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

        10.    Manner of Voting.   The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

        11.    Amendments.   No amendment to this Agreement shall be valid unless the same be in writing and signed by all the Parties hereto.

        12.    Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        13.    Binding Effect.   In addition to any restriction or transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors and assigns and to such additional individuals or entities that may become shareholders of the Company and that desire to become Parties hereto; provided that for any such transfer to be deemed effective, the transferee shall have agreed to be party to this Agreement and executed and delivered a joinder hereto. Upon the execution and delivery of such joinder agreement such transferee shall be deemed to be a Party hereto as if such transferee’s signature appeared on the signature pages hereto.

        14.    Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflicts of law principles thereof.

        15.    Entire Agreement.   This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof.

        16.    Waiver.   Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law: (a) no claim or right arising out of this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

        17.    Execution of Necessary Papers.   All Parties hereto agree to execute any and all other papers, writings and agreements necessary to effectuate and carry out the intent of the Parties as herein set forth.

        18.    Construction.   This Agreement constitutes the negotiated joint effort of the Parties and shall not be construed more strongly against any Party.

        19.    Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

“COMPANY” GOSOLUTIONS, INC.

By:	/s/ Thor R. Bendickson
Thor R. Bendickson, President/CEO

“PRINCIPAL GOSOLUTIONS STOCKHOLDERS” GOSOLUTIONS EQUITY, LLC

By:	/s/ W. Thompson Thorn, III
W. Thompson Thorn, III, Managing Member

By:	/s/ Daniel M. Doyle, Sr.
Daniel M. Doyle, Sr., individually

By:	/s/ Tom C. Lokey
Tom C. Lokey, individually

By:	/s/ W. Thompson Thorn, III
W. Thompson Thorn, III, individually

By:	/s/ Larry C. Morgan
Larry C. Morgan, individually

By:	/s/ Thor R. Bendickson
Thor R. Bendickson, individually

By:	/s/ Frederick A. Burris
Frederick A. Burris, individually

By:	/s/ Shaun C. Pope
Shaun C. Pope, individually

By:	/s/ Ben Stolz
Ben Stolz, individually

By:	/s/ Dennis Jerimias
Dennis Jerimias, individually